EXHIBIT 31.2

CERTIFICATION PURSUANT TO EXCHANGE ACT RULES 13a-14(a) AND 15d-14(a)

I, Adam S. Markman, certify that:

1.     I have reviewed this Quarterly Report on Form 10-Q/A (Amendment No. 1) of Equity Commonwealth; and

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	May 8, 2018	/s/Adam S. Markman
Adam S. Markman
Executive Vice President, Chief
Financial Officer and Treasurer